SUPPLEMENT TO THE PROSPECTUS
Supplement dated May 11, 2022, to the Prospectus dated April 29, 2022.

Massachusetts Investors Trust

Effective immediately, the following is added after the third paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," after the second paragraph under the main heading entitled "Description of Share Classes," and after the fourth paragraph in the sub-section entitled "How to Purchase Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
On December 8, 2021, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund effective on or about June 9, 2022. In connection with the termination, all sales of Class 529B and Class 529C shares were suspended effective after the close of business on March 18, 2022, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Current shareholders of Class 529B and Class 529C shares became shareholders of Class 529A shares with a total net asset value equal to their Class 529B and/or Class 529C shares at the time of the conversion. In addition, effective after the close of business on or about May 13, 2022, all sales and redemptions of Class 529A shares will be suspended in anticipation of a complete redemption of Class 529A shares on or about May 20, 2022.

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